EXHIBIT 99.1

Strong Cloud Growth Drives Pega’s Third Quarter 2018 Results

•	Year to Date Cloud revenue of $58 million, 60% growth year over year

•	Total ACV of $536.8 million, 20% growth year over year

•	Term and Cloud ACV of $272.7 million, 36% growth year over year

CAMBRIDGE, Mass. — November 7, 2018 — Pegasystems Inc. (NASDAQ: PEGA), the software company empowering digital transformation at the world’s leading enterprises, today announced its financial results for the third quarter of 2018.

“I’m pleased with our year to date results, which demonstrate our strong business momentum,” said Alan Trefler, founder and CEO, Pegasystems. “These validate our ability to deliver the best solutions for digital transformation and show the value our differentiated solutions offer the market.”

“Our continued acceleration to subscription, specifically cloud, has driven ACV growth to $537 million,” said Ken Stillwell, CFO. “ACV is the key measure of the underlying business, as our reported revenue does not fully account for our growth.”

Financial Metrics(1)

(Dollars in thousands, except per share amounts)	Three Months Ended September 30,			Nine Months Ended September 30,

	2018	2017	Change	2018	2017	Change
Total revenue	$203,263	$190,957	6%	$635,224	$633,862	—%
Subscription revenue(2)	$120,267	$115,703	4%	$382,485	$365,729	5%
Net (loss) income (GAAP)	$(7,587)	$1,288	*	$(5,796)	$57,953	*
Net income (Non-GAAP)	$3,192	$7,635	(58)%	$23,147	$65,973	(65)%
Diluted (loss) earnings per share (GAAP)	$(0.10)	$0.01	*	$(0.07)	$0.70	*
Diluted earnings per share (Non-GAAP)	$0.04	$0.09	(56)%	$0.28	$0.80	(65)%

*	not meaningful

(1)

On January 1, 2018, we adopted the ASC 606 revenue recognition standard and have adjusted prior periods to conform. A reconciliation of our Non-GAAP measures to GAAP is contained in the financial schedules at the end of this release.

(2)	Subscription revenue reflects client arrangements (term license, cloud, and maintenance) which may be subject to a renewal.

Revenue Streams(1)

(Dollars in thousands)	Three Months Ended September 30,						Nine Months Ended September 30,

	2018		2017		Change		2018		2017		Change
Term license	$32,066	16%	$40,611	21%	$(8,545)	(21)%	$128,070	20%	$149,573	24%	$(21,503)	(14)%
Cloud	22,184	11%	13,280	7%	8,904	67%	57,967	9%	36,207	6%	21,760	60%
Maintenance	66,017	32%	61,812	33%	4,205	7%	196,448	31%	179,949	28%	16,499	9%

Subscription(2)	120,267	59%	115,703	61%	4,564	4%	382,485	60%	365,729	58%	16,756	5%
Perpetual license	20,276	10%	12,623	7%	7,653	61%	56,829	9%	81,819	13%	(24,990)	(31)%
Consulting	62,720	31%	62,631	32%	89	— %	195,910	31%	186,314	29%	9,596	5%

Total revenue	$203,263	100%	$190,957	100%	$12,306	6%	$635,224	100%	$633,862	100%	$1,362	— %

(1)	On January 1, 2018, we adopted the ASC 606 revenue recognition standard and have adjusted prior periods to conform.

(2)	Subscription revenue reflects client arrangements (term license, cloud, and maintenance) which may be subject to a renewal.

Annual Contract Value (ACV) (1)

The change in ACV measures the growth and predictability of future cash flows from committed term, cloud, and maintenance arrangements as of the end of the particular reporting period.

(1)	ACV, as of a given date, is the sum of the following two components:

•

The sum of the annual value of each term and cloud contract in effect on such date, with the annual value of a term or cloud contract being equal to the total value of the contract divided by the total number of years of the contract.

•	Maintenance revenue reported for the quarter ended on such date, multiplied by four.

Remaining Performance Obligations (formerly reported as “committed not yet recognized revenue”)

Revenue for the remaining performance obligations on existing contracts is expected to be recognized as follows:

(Dollars in thousands)	September 30, 2018
	Perpetual license	Term license	Maintenance	Cloud	Consulting	Total
1 year or less	$25,343	$44,283	$140,591	$88,529	$14,107	$312,853	60%
1-2 years	6,490	10,063	8,877	70,815	1,830	98,075	19%
2-3 years	360	1,598	2,586	54,646	449	59,639	11%
Greater than 3 years	1,306	218	1,079	49,110	50	51,763	10%

	$33,499	$56,162	$153,133	$263,100	$16,436	$522,330	100%

Quarterly conference call

A conference call and audio-only webcast will be conducted at 5:00 p.m. EST on November 7, 2018.

Members of the public and investors are invited to join the call and participate in the question and answer session by dialing 1-800-289-0438 (domestic), 1-323-794-2423 (international), or via webcast by logging onto www.pega.com at least five minutes prior to the event’s broadcast and clicking on the webcast icon in the investors section.

A replay of the call will also be available on www.pega.com/about/investors by clicking the earnings calls link in the investors section.

Discussion of non-GAAP financial measures

To supplement our financial results presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), the Company provides non-GAAP measures, including in this release. Pegasystems’ management utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of the business, for making operating decisions, and for forecasting and planning for future periods. The Company’s annual financial plan is prepared on both a GAAP and non-GAAP basis, and both are approved by our board of directors. In addition, and as a consequence of the importance of these measures in managing the business, the Company uses non-GAAP measures and financial performance results in the evaluation process to establish management’s compensation.

The non-GAAP measures exclude the effects of certain business combination accounting entries, stock-based compensation expense, amortization of intangible assets, acquisition-related and restructuring expenses, certain other adjustments, and the related income tax effects. The Company believes these non-GAAP measures are helpful in understanding its past financial performance and its anticipated future results. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.

A reconciliation of the Company’s Non-GAAP measures to GAAP is included in the financial schedules at the end of this release.

Forward-looking statements

Certain statements contained in this press release may be construed as “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.

These forward-looking statements are based on current expectations, estimates, forecasts, and projections about the industry and markets in which we operate, and management’s beliefs and assumptions. In addition, other written or oral statements that constitute forward-looking statements may be made by us or on our behalf. Words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “estimate,” “may,” “target,” “strategy,” “is intended to,” “project,” “guidance,” “likely,” “usually,” or variations of such words and similar expressions are intended to identify such forward-looking statements.

These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. Important factors that could cause actual future activities and results to differ materially from those expressed in such forward-looking statements include, among others, variation in demand for our products and services; reliance on third party relationships; our beliefs and the timing of the completion of our analysis regarding the impact of the Tax Cuts and Jobs Act of 2017, including its impact on income tax expense and deferred tax assets; the inherent risks associated with international operations and the continued uncertainties in the global economy; our continued effort to market and sell both domestically and internationally; foreign currency exchange rates; the financial impact of any future acquisitions; the potential legal and financial liabilities and reputation damage due to cyber-attacks and security breaches; and management of our growth. These risks and other factors that could cause actual results to differ materially from those expressed in such forward-looking statements are described more completely in Part I of our Annual Report on Form 10-K for the year ended December 31, 2017, as well as other filings we make with the U.S. Securities and Exchange Commission (“SEC”). These documents are available on the Company’s website at www.pega.com/about/investors.

The forward-looking statements contained in this press release represent the Company’s views as of November 7, 2018. Investors are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the results contained in such statements will be achieved. Although subsequent events may cause our view to change, except as required by applicable law, we do not undertake and specifically disclaim any obligation to publicly update or revise these forward-looking statements whether as the result of new information, future events, or otherwise. The statements should therefore not be relied upon as representing the Company’s view as of any date subsequent to November 7, 2018.

About Pegasystems

Pegasystems Inc. is the leader in software for customer engagement and operational excellence. Pega’s adaptive, cloud-architected software - built on its unified Pega Platform™ - empowers people to rapidly deploy, and easily extend and change applications to meet strategic business needs. Over its 35-year history, Pega has delivered award-winning capabilities in CRM and digital process automation (DPA), powered by advanced artificial intelligence and robotic automation, to help the world’s leading brands achieve breakthrough business results. For more information on Pegasystems (NASDAQ: PEGA) visit www.pega.com.

Press Contact:

Lisa Pintchman

Pegasystems Inc.

lisa.pintchman@pega.com

617-866-6022

Twitter: @pega

Investor Contact:

Garo Toomajanian

ICR for Pegasystems

PegaInvestorRelations@pega.com

617-866-6077

All trademarks are the property of their respective owners.

PEGASYSTEMS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS(1)

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Revenue
Software license	$52,342	$53,234	$184,899	$231,392
Maintenance	66,017	61,812	196,448	179,949
Services	84,904	75,911	253,877	222,521

Total revenue	203,263	190,957	635,224	633,862

Cost of revenue
Software license	1,255	1,276	3,772	3,826
Maintenance	6,079	6,716	18,035	20,945
Services	67,089	61,739	202,047	180,925

Total cost of revenue	74,423	69,731	223,854	205,696

Gross profit	128,840	121,226	411,370	428,166

Operating expenses
Selling and marketing	87,490	69,363	269,845	214,244
Research and development	46,504	41,031	135,261	121,089
General and administrative	12,104	13,133	38,749	38,174

Total operating expenses	146,098	123,527	443,855	373,507

(Loss) income from operations	(17,258)	(2,301)	(32,485)	54,659

Foreign currency transaction gain (loss)	399	(5,052)	558	(6,549)
Interest income, net	683	140	2,076	547
Other income, net	—	—	363	287

(Loss) income before benefit from income taxes	(16,176)	(7,213)	(29,488)	48,944
Benefit from income taxes	(8,589)	(8,501)	(23,692)	(9,009)

Net (loss) income	$(7,587)	$1,288	$(5,796)	$57,953

(Loss) earnings per share
Basic	$(0.10)	$0.01	$(0.07)	$0.75
Diluted	$(0.10)	$0.01	$(0.07)	$0.70
Weighted-average number of common shares outstanding
Basic	78,700	77,691	78,525	77,258
Diluted	78,700	83,323	78,525	82,717
Cash dividends declared per share	$0.03	$0.03	$0.09	$0.09

(1)	On January 1, 2018, we adopted the ASC 606 revenue recognition standard and have adjusted prior periods to conform.

PEGASYSTEMS INC.

UNAUDITED RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES(1)(2)

(in thousands, except percentages and per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2018	2017	Change	2018	2017	Change
Total revenue (GAAP and Non-GAAP)	$203,263	$190,957	6%	$635,224	$633,862	— %

Gross profit (GAAP)	$128,840	$121,226	6%	$411,370	$428,166	(4)%
Amortization of intangible assets	1,232	1,232		3,695	3,871
Stock-based compensation(3)	4,319	3,613		12,277	10,913

Gross profit (Non-GAAP)	$134,391	$126,071	7%	$427,342	$442,950	(4)%

(Loss) income from operations (GAAP)	$(17,258)	$(2,301)	650%	$(32,485)	$54,659	*
Amortization of intangible assets	2,835	3,105		8,508	9,479
Stock-based compensation(3)	16,408	13,489		47,573	39,929

Income from operations (Non-GAAP)	$1,985	$14,293	(86)%	$23,596	$104,067	(77)%

Net (loss) income (GAAP)	$(7,587)	$1,288	*	$(5,796)	$57,953	*
Amortization of intangible assets	2,835	3,105		8,508	9,479
Stock-based compensation(3)	16,408	13,489		47,573	39,929
Income tax effects(4)	(8,464)	(10,247)		(27,138)	(41,388)

Net income (Non-GAAP)	$3,192	$7,635	(58)%	$23,147	$65,973	(65)%

Diluted (loss) earnings per share (GAAP)	$(0.10)	$0.01	*	$(0.07)	$0.70	*
Amortization of intangible assets	0.03	0.04		0.10	0.11
Stock-based compensation(3)	0.20	0.16		0.57	0.48
Income tax effects(4)	(0.09)	(0.12)		(0.32)	(0.49)

Diluted earnings per share (Non-GAAP)	$0.04	$0.09	(56)%	$0.28	$0.80	(65)%

Diluted weighted-average number of common shares outstanding (GAAP)	78,700	83,323	(6)%	78,525	82,717	(5)%
Incremental dilutive shares for non-GAAP	4,521	—		4,714	—
Diluted weighted average common shares outstanding (Non-GAAP)	83,221	83,323	— %	83,239	82,717	1%

*	not meaningful

(1)	On January 1, 2018, we adopted the ASC 606 revenue recognition standard and have adjusted prior periods to conform.

(2)

Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures, and the material limitations on the usefulness of these measures, see “Discussion of non-GAAP financial measures” included earlier in this release and below.

Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•

Amortization of intangible assets: We have excluded the amortization expense of intangible assets from our non-GAAP operating expenses and profitability measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues recognized during the periods presented and is expected to contribute to our future period revenues as well. Amortization of intangible assets is likely to recur in future periods.

•

Stock-based compensation: We have excluded stock-based compensation expense from our non-GAAP operating expenses and profitability measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues recognized during the periods presented and will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expense.

•

Incremental dilutive shares for non-GAAP: We have included in our non-GAAP results the dilutive impact of awards that are dilutive to our non-GAAP results. We have excluded from our GAAP results the impact of those same awards, as the impact of those awards is anti-dilutive to our GAAP results due to a GAAP net loss in the period.

(3)	Stock-based compensation was as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2018	2017	2018	2017
Cost of revenues	$4,319	$3,613	$12,277	$10,913
Selling and marketing	6,198	3,976	16,895	11,482
Research and development	3,917	3,420	11,356	10,306
General and administrative	1,974	2,480	7,045	7,228

	$16,408	$13,489	$47,573	$39,929

Income tax benefit	$(3,555)	$(4,129)	$(10,037)	$(12,231)

(4)	Effective income tax rates were as follows:

	Nine Months Ended September 30,
	2018	2017
GAAP	80%	(18)%
Non-GAAP	13%	33%

The difference between our GAAP and non-GAAP effective income tax rates for the nine months ended September 30, 2018 and 2017 primarily related to the impact of the following items on our GAAP effective income tax rate:

•	Excess tax benefits generated by our stock-based compensation plans;

•	Tax credits for stock-based compensation awards to research and development employees; and

•	Unfavorable foreign stock-based compensation adjustments.

PEGASYSTEMS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS (1)

(in thousands)

	September 30, 2018	December 31, 2017
Assets
Total cash, cash equivalents, and marketable securities	$205,977	$223,748
Total receivables (billed and unbilled)	475,626	542,341
Goodwill	72,897	72,952
Other assets	208,143	172,526

Total assets	$962,643	$1,011,567

Liabilities and stockholders’ equity
Accrued expenses, including compensation and related expenses	$111,147	$111,548
Short-term deferred revenue	158,178	166,297
Deferred income tax liabilities	36,166	38,463
Other liabilities	36,297	41,022
Stockholders’ equity	620,855	654,237

Total liabilities and stockholders’ equity	$962,643	$1,011,567

(1)	On January 1, 2018, we adopted the ASC 606 revenue recognition standard and have adjusted prior periods to conform.

PEGASYSTEMS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (1)

(in thousands)

	Nine Months Ended September 30,
	2018	2017
Operating activities:
Net (loss) income	$(5,796)	$57,953
Adjustment to reconcile net (loss) income to cash provided by operating activities:
Change in operating assets and liabilities, net	8,698	(15,455)
Stock-based compensation expense	47,573	39,929
Amortization of intangible assets and depreciation	18,692	18,703
Other non-cash	(2,079)	12,796

Cash provided by operating activities	67,088	113,926
Cash used in investing activities	(49,595)	(11,966)
Cash used in financing activities	(71,664)	(44,040)
Effect of exchange rates on cash and cash equivalents	(1,913)	2,054

Net (decrease) increase in cash and cash equivalents	(56,084)	59,974
Cash and cash equivalents, beginning of period	162,279	70,594

Cash and cash equivalents, end of period	$106,195	$130,568

(1)	On January 1, 2018, we adopted the ASC 606 revenue recognition standard and have adjusted prior periods to conform.